Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability
The following tables present net income, EBITDA, distributable cash flow and related operational information for each quarterly period through December 31, 2013. The unaudited combined financial results of Phillips 66 Partners LP predecessor, the predecessor for accounting purposes, are presented for periods through July 25, 2013. Differences in revenues and expenses for periods prior to and after the IPO are detailed in the "Factors Affecting the Comparability of Our Financial Results" in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the final prospectus dated July 22, 2013, filed with the Securities and Exchange Commission. The following tables do not include distributable cash flow for the periods prior to the IPO.

CONSOLIDATED STATEMENT OF INCOME

	Millions of Dollars, Except as Indicated
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	18.1	18.4	21.2	22.0	79.7	20.9	26.2	29.5	29.8	106.4
Transportation and terminaling services—third parties	0.1	0.1	0.1	0.1	0.4	0.1	—	—	0.1	0.2
Other income	—	—	—	—	—	—	—	0.1	0.1	0.2
Total revenues	18.2	18.5	21.3	22.1	80.1	21.0	26.2	29.6	30.0	106.8

Costs and Expenses
Operating and maintenance expenses	6.7	5.1	4.9	6.2	22.9	6.2	6.0	7.5	7.7	27.4
Depreciation	1.5	1.7	1.8	1.6	6.6	1.6	1.5	1.6	1.5	6.2
General and administrative expenses	1.4	1.7	2.3	2.4	7.8	1.9	2.5	2.5	3.1	10.0
Taxes other than income taxes	0.4	0.4	0.3	0.3	1.4	0.5	0.4	0.4	0.4	1.7
Interest and debt expense	—	—	—	—	—	—	—	0.1	0.2	0.3
Total costs and expenses	10.0	8.9	9.3	10.5	38.7	10.2	10.4	12.1	12.9	45.6
Income before income taxes	8.2	9.6	12.0	11.6	41.4	10.8	15.8	17.5	17.1	61.2
Provision for income taxes	0.1	0.1	0.1	—	0.3	0.1	0.1	0.2	0.1	0.5
Net Income	8.1	9.5	11.9	11.6	41.1	10.7	15.7	17.3	17.0	60.7
Less: Predecessor income prior to IPO on July 26, 2013	8.1	9.5	11.9	11.6	41.1	10.7	15.7	5.4	—	31.8
Net income subsequent to IPO	—	—	—	—	—	—	—	11.9	17.0	28.9
Less: General partner's interest in net income subsequent to IPO	**	**	**	**	**	**	**	0.2	0.4	0.6
Limited partners' interest in net income subsequent to IPO	**	**	**	**	**	**	**	11.7	16.6	28.3

Net Income Subsequent to IPO Per Limited Partner Unit—Basic and Diluted (Dollars)
Common units	**	**	**	**	**	**	**	0.17	0.24	0.40
Subordinated units—Phillips 66	**	**	**	**	**	**	**	0.17	0.24	0.40

Limited Parter Units Outstanding (Thousands)
Common units—public	**	**	**	**	**	**	**	18,889	18,889	18,889
Common units—Phillips 66	**	**	**	**	**	**	**	16,328	16,328	16,328
Subordinated units—Phillips 66	**	**	**	**	**	**	**	35,217	35,217	35,217

EBITDA	9.7	11.3	13.8	13.2	48.0	12.4	17.3	19.2	18.8	67.7

Distributable Cash Flow Subsequent to IPO	**	**	**	**	**	**	**	12.6	17.8	30.4
** Information is not applicable for the pre-IPO periods.

CASH FLOW INFORMATION

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	8.1	9.5	11.9	11.6	41.1	10.7	15.7	17.3	17.0	60.7
Depreciation	1.5	1.7	1.8	1.6	6.6	1.6	1.5	1.6	1.5	6.2
Deferred rentals and other	(0.4)	(0.7)	(0.6)	(0.5)	(2.2)	(0.4)	—	0.4	—	—
Net working capital changes	(0.6)	0.3	(0.9)	0.2	(1.0)	—	0.8	(5.7)	(1.7)	(6.6)
Net Cash Provided by Operating Activities	8.6	10.8	12.2	12.9	44.5	11.9	18.0	13.6	16.8	60.3

Cash Flows From Investing Activities
Capital expenditures	(2.4)	(4.6)	(5.4)	(2.6)	(15.0)	(0.7)	(1.7)	(1.8)	(2.4)	(6.6)
Other	—	—	—	—	—	—	—	—	0.2	0.2
Net Cash Used in Investing Activities	(2.4)	(4.6)	(5.4)	(2.6)	(15.0)	(0.7)	(1.7)	(1.8)	(2.2)	(6.4)

Cash Flows From Financing Activities
Contributions from (distributions to) Phillips 66—prior to IPO	(6.2)	(6.2)	(6.8)	(10.3)	(29.5)	(11.2)	(16.3)	2.5	—	(25.0)
Project prefunding from Phillips 66	—	—	—	—	—	—	—	3.0	—	3.0
Proceeds from issuance of common units	—	—	—	—	—	—	—	434.4	—	434.4
Offering costs	—	—	—	—	—	—	—	(30.0)	—	(30.0)
Debt issuance costs	—	—	—	—	—	—	—	(0.1)	—	(0.1)
Distributions to common unitholders—public	—	—	—	—	—	—	—	—	(2.9)	(2.9)
Distributions to common unitholder—Phillips 66	—	—	—	—	—	—	—	—	(2.5)	(2.5)
Distributions to subordinated unitholder— Phillips 66	—	—	—	—	—	—	—	—	(5.5)	(5.5)
Distributions to general partner—Phillips 66	—	—	—	—	—	—	—	—	(0.2)	(0.2)
Net Cash Provided by (Used in) Financing Activities	(6.2)	(6.2)	(6.8)	(10.3)	(29.5)	(11.2)	(16.3)	409.8	(11.1)	371.2

Net Change in Cash and Cash Equivalents	—	—	—	—	—	—	—	421.6	3.5	425.1
Cash and cash equivalents at beginning of period	—	—	—	—	—	—	—	—	421.6	—
Cash and Cash Equivalents at End of Period	—	—	—	—	—	—	—	421.6	425.1	425.1

CAPITAL EXPENDITURES

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Capital Expenditures
Expansion capital expenditures	1.8	2.8	4.2	2.1	10.9	0.7	1.0	0.8	0.6	3.1
Maintenance capital expenditures	0.6	1.8	1.2	0.5	4.1	—	0.7	1.0	1.8	3.5
Total	2.4	4.6	5.4	2.6	15.0	0.7	1.7	1.8	2.4	6.6

SELECTED OPERATING DATA

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines*
Crude oil throughput	191	208	270	297	242	301	296	249	244	272
Refined product throughput	279	296	285	253	278	177	252	300	315	262
Total	470	504	555	550	520	478	548	549	559	534

Terminals
Crude Oil
Storage volumes	147	172	219	233	193	218	211	195	207	208
Terminaling throughput	132	166	198	198	174	163	155	173	189	170
Refined Products
Terminaling throughput	245	270	245	248	252	168	235	264	267	234
Total	524	608	662	679	619	549	601	632	663	612
* Represents the sum of volumes transported through each separately tariffed pipeline segment.

Revenue Per Barrel ($/BBL)
Average pipeline revenue	0.26	0.26	0.28	0.28	0.27	0.26	0.30	0.34	0.33	0.31
Average terminaling and storage revenue	0.15	0.12	0.11	0.12	0.13	0.19	0.20	0.21	0.21	0.20

SELECTED BALANCE SHEET DATA

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash and Cash Equivalents	—	—	—	—	—	—	—	421.6	425.1	425.1

Total Assets	135.9	140.4	144.3	144.9	144.9	144.6	145.0	578.6	584.2	584.2

Net Investment/Equity
Net investment	132.3	135.6	140.7	142.0	142.0	141.5	140.9	—	—	—

Equity held by public
Common units	**	**	**	**	**	**	**	407.5	409.1	409.1
Equity held by Phillips 66
Common units	**	**	**	**	**	**	**	47.3	48.6	48.6
Subordinated units	**	**	**	**	**	**	**	102.0	104.9	104.9
General partner units	**	**	**	**	**	**	**	11.3	11.5	11.5
Total Equity	**	**	**	**	**	**	**	568.1	574.1	574.1
** Information is not applicable for the pre-IPO periods.

CASH DISTRIBUTIONS

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Unit (Dollars)*	**	**	**	**	**	**	**	0.1548	0.2248	0.3796

Cash Distributions ($ Millions)
Common units—public	**	**	**	**	**	**	**	2.9	4.3	7.2
Common units—Phillips 66	**	**	**	**	**	**	**	2.5	3.7	6.2
Subordinated units—Phillips 66	**	**	**	**	**	**	**	5.5	7.9	13.4
General partner units—Phillips 66	**	**	**	**	**	**	**	0.2	0.3	0.5
Total	**	**	**	**	**	**	**	11.1	16.2	27.3

Coverage Ratio	**	**	**	**	**	**	**	1.13	1.10	1.11
* Third-quarter 2013 minimum quarterly distribution is prorated for the post-IPO period.
** Information is not applicable for the pre-IPO periods.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net Income	8.1	9.5	11.9	11.6	41.1	10.7	15.7	17.3	17.0	60.7
Plus:
Depreciation	1.5	1.7	1.8	1.6	6.6	1.6	1.5	1.6	1.5	6.2
Net interest expense	—	—	—	—	—	—	—	—	0.1	0.1
Amortization of deferred rentals	—	—	—	—	—	—	—	0.1	0.1	0.2
Provision for income taxes	0.1	0.1	0.1	—	0.3	0.1	0.1	0.2	0.1	0.5
EBITDA	9.7	11.3	13.8	13.2	48.0	12.4	17.3	19.2	18.8	67.7
Less:
Predecessor EBITDA prior to IPO on July 26, 2013	9.7	11.3	13.8	13.2	48.0	12.4	17.3	6.0	—	35.7
EBITDA Subsequent to IPO	—	—	—	—	—	—	—	13.2	18.8	32.0
Plus:
Adjustments related to minimum volume commitments	**	**	**	**	**	**	**	0.1	(0.1)	—
Phillips 66 prefunded projects	**	**	**	**	**	**	**	0.3	0.5	0.8
Other	**	**	**	**	**	**	**	—	0.4	0.4
Less:
Net interest paid	**	**	**	**	**	**	**	0.1	—	0.1
Income taxes paid	**	**	**	**	**	**	**	—	—	—
Maintenance capital expenditures	**	**	**	**	**	**	**	0.9	1.8	2.7
Distributable Cash Flow Subsequent to IPO	**	**	**	**	**	**	**	12.6	17.8	30.4

Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	8.6	10.8	12.2	12.9	44.5	11.9	18.0	13.6	16.8	60.3
Plus:
Net interest expense	—	—	—	—	—	—	—	—	0.1	0.1
Provision for income taxes	0.1	0.1	0.1	—	0.3	0.1	0.1	0.2	0.1	0.5
Changes in working capital	0.6	(0.3)	0.9	(0.2)	1.0	—	(0.8)	5.7	1.7	6.6
Deferred rentals and other	0.4	0.7	0.6	0.5	2.2	0.4	—	(0.3)	0.1	0.2
EBITDA	9.7	11.3	13.8	13.2	48.0	12.4	17.3	19.2	18.8	67.7
Less:
Predecessor EBITDA prior to IPO on July 26, 2013	9.7	11.3	13.8	13.2	48.0	12.4	17.3	6.0	—	35.7
EBITDA Subsequent to IPO	—	—	—	—	—	—	—	13.2	18.8	32.0
Plus:
Adjustments related to minimum volume commitments	**	**	**	**	**	**	**	0.1	(0.1)	—
Phillips 66 prefunded projects	**	**	**	**	**	**	**	0.3	0.5	0.8
Other	**	**	**	**	**	**	**	—	0.4	0.4
Less:
Net interest paid	**	**	**	**	**	**	**	0.1	—	0.1
Income taxes paid	**	**	**	**	**	**	**	—	—	—
Maintenance capital expenditures	**	**	**	**	**	**	**	0.9	1.8	2.7
Distributable Cash Flow Subsequent to IPO	**	**	**	**	**	**	**	12.6	17.8	30.4
** Information is not applicable for the pre-IPO periods.